                                                                  Exhibit 10.1.4

                     AMENDMENT NO. 5 TO THE CREDIT AGREEMENT

                                                     Dated as of January 6, 1997

                  AMENDMENT NO. 5 TO THE CREDIT AGREEMENT among Federated Department Stores, Inc., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDER PARTIES"), Citibank, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lender Parties and The Chase Manhattan Bank, N.A. (formerly known as Chemical Bank), as agent (the "AGENT").

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lender Parties, the Administrative Agent and the Agent have entered into a Credit Agreement dated as of December 19, 1994 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

                  (a) The definition of "RECEIVABLES FINANCING FACILITY" contained in Section 1.01 is hereby amended by inserting immediately after the words "replacement thereof" occurring in the second line of such definition, the phrase "or other receivables financing".

                  (b) Section 5.02(d)(v) is hereby amended by deleting the phrase "substantially as conducted on the date hereof" occurring in the third line thereof.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, on or before January 15, 1997 (or such later date as the Administrative Agent and the Borrower shall agree), the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and each of the consents attached hereto executed by each Guarantor and each Pledgor, as applicable. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in any outstanding Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, any outstanding Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                   SECTION 5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               FEDERATED DEPARTMENT STORES, INC.

                               By:  /s/ Karen M. Hoguet
                                    -------------------------------------------
                                    Name:  Karen M. Hoguet
                                    Title:  Senior Vice President and Treasurer

                              CITIBANK, N.A.,
                              as Administrative Agent and as Lender

                              By:  /s/ Allen Fisher
                                -------------------------------------------
                                   Name:  Allen Fisher
                                   Title:  Vice President

                              THE CHASE MANHATTAN BANK, N.A.
                                       (formerly known as Chemical Bank), as
                                       Agent and as Lender

                              By:  /s/ Ellen L. Gertzog
                                -------------------------------------------
                                   Name:  Ellen L. Gertzog
                                   Title:  Vice President

                              ALLIED IRISH BANKS, PLC

                              By:      /s/ William I. Strickland
                                -------------------------------------------
                                   Name:  William I. Strickland
                                   Title:  Senior Vice President

                              By:      /s/ Marcia Meeker
                                -------------------------------------------
                                   Name:  Marcia Meeker
                                   Title:  Vice President

                              AERIES FINANCE LTD.

                              By: /s/
                                -------------------------------------------
                                      Name:
                                      Title:

                              ARAB BANK PLC, GRAND CAYMAN

                              By: /s/
                                -------------------------------------------
                                      Name:
                                     Title:

                             ARAB BANKING CORPORATION

                             By:  /s/ Grant E. McDonald
                                -------------------------------------------
                                  Name:  Grant E. McDonald
                                  Title:  Vice President

                              THE ASAHI BANK, LTD.

                              By:      /s/
                                -------------------------------------------
                                      Name:
                                     Title:

                             PT. BANK NEGARA INDONESIA (PERSERO)

                             By:      /s/Debra Sothapa
                                -------------------------------------------
                                  Name:  Debra Sothapa
                                  Title:  General Manager

                             BANK OF AMERICA ILLINOIS

                             By:      /s/ M A Detrick
                                -------------------------------------------
                                  Name:  M A Detrick
                                  Title:  Vice President

                             BANK OF IRELAND

                             By
                                -------------------------------------------
                                  Name:
                                  Title:

                              BANK OF MONTREAL

                             By:      /s/ Thomas H. Peer
                                -------------------------------------------
                                  Name:  Thomas H. Peer
                                  Title:  Director

                             THE BANK OF NEW YORK

                             By:      /s/ Paula DiPonzio
                                -------------------------------------------
                                  Name:  Paula DiPonzio
                                  Title:  Vice President

                             BANK ONE, COLUMBUS, N.A.

                             By:      /s/ Wendy Mayhew Kephart
                                -------------------------------------------
                                  Name:  Wendy Mayhew Kephart
                                  Title:  Vice President

                             BANK POLSKA KASA OPIEKI, S.A.,
                                       NEW YORK BRANCH

                             By:  /s/ Hussein B. El-Tawil
                                -------------------------------------------

                                  Name:  Hussein B. El-Tawil
                                  Title:  Vice President

                             BANK OF SCOTLAND

                             By:      /s/ Catherine M. Oniferey
                                -------------------------------------------
                                  Name:  Catherine M. Oniferey
                                  Title:  Vice President

                             THE BANK OF TOKYO - MITSUBISHI LTD.

                             By:  /s/ Noboru Kobayashi
                                -------------------------------------------
                                  Name:  Noboru Kobayashi
                                  Title:  Deputy General Manager

                             BANKERS TRUST

                             By
                                -------------------------------------------
                                      Name:
                                     Title:

                             BANQUE PARIBAS

                             By:      /s/ Mary T. Finnegan
                                -------------------------------------------
                                  Name:  Mary T. Finnegan
                                  Title:  Group Vice President

                             By:      /s/ Heather Zimmermann
                                -------------------------------------------
                                  Name:  Heather Zimmermann
                                  Title:  Assistant Vice President

                             BARCLAYS BANK PLC

                              By:  /s/ Paresh Kanaw
                                -------------------------------------------
                                   Name:  Paresh Kanaw
                                   Title:  Associate Director

                              BEAR STEARNS & CO. INC.

                              By:      /s/
                                -------------------------------------------
                                   Name:
                                   Title:

                             BHF BANK AKTIENGESELLSCHAFT
                                      Grand Cayman Branch
                                      (f/k/a Berliner Handels-Und Frankfurter
                                      Bank)

                             By:      /s/ John Sykes
                                -------------------------------------------
                                  Name:  John Sykes
                                  Title:  Assistant Vice President

                             By:      /s/ Evon Contos
                                -------------------------------------------
                                  Name:  Evon Contos
                                  Title:  Vice President

                             CAISSE NATIONALE DE CREDIT AGRICOLE

                             By:  /s/ David Bouhl
                                -------------------------------------------
                                  Name:  David Bouhl
                                  Title:  Head of Corporate Banking - Chicago

                             CANADIAN IMPERIAL BANK OF COMMERCE

                             By:  /s/ Cheryl L. Root
                                -------------------------------------------
                                  Name:  Cheryl L. Root
                                  Title:  Director, CIBC Wood Gundy Securities
                                       Corp., as Agent

                             CAPTIVA FINANCE LTD.

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             CERES FINANCE LTD.

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             THE CHASE MANHATTAN BANK

                             By:  /s/ Ellen L. Gertzog
                                -------------------------------------------
                                  Name:  Ellen L. Gertzog
                                  Title:  Vice President

                             CITICORP SECURITIES, INC.

                             By:  /s/ Allen Fisher
                                -------------------------------------------
                                  Name:  Allen Fisher
                                  Title:  Vice President

                             COMERICA BANK

                             By:  /s/ Hugh G. Porter
                                -------------------------------------------
                                  Name:  Hugh G. Porter
                                  Title:  Vice President

                             COMMERZBANK AKTIENGESELLSCHAFT,
                             GRAND CAYMAN BRANCH

                             By:  /s/ Mark Monson
                                -------------------------------------------
                                  Name:  Mark Monson
                                  Title:  Vice President

                             By:  /s/ William J. Binder
                                -------------------------------------------
                                  Name:  William J. Binder
                                  Title:  Assistant Vice President

                             CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             CREDIT SUISSE

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             DEUTSCHE BANK AG NEW YORK
                             AND/OR CAYMAN ISLAND  BRANCHES

                             By:  /s/ David H. Kahn
                                -------------------------------------------
                                  Name:  David H. Kahn
                                  Title:  Assistant Vice President

                             By:  /s/ Jean Hannigan
                                -------------------------------------------
                                  Name:  Jean Hannigan
                                  Title:  Vice President

                             DLJ CAPITAL FUNDING, INC.

                             By:  /s/ Stephen P. Hickey
                                -------------------------------------------
                                  Name:  Stephen P. Hickey
                                  Title:  Managing Director

                             THE FIFTH THIRD BANK

                             By:  /s/ Robert C. Ries
                                -------------------------------------------
                                  Name:  Robert C. Ries
                                  Title:  Vice President

                             THE FIRST NATIONAL BANK OF BOSTON

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             THE FIRST NATIONAL BANK OF CHICAGO

                             By:  /s/ Tara W. Clark
                                -------------------------------------------
                                  Name:  Tara W. Clark
                                  Title:  Vice President

                             THE FIRST NATIONAL BANK OF MARYLAND

                             By:  /s/ Clinton S. Lucas
                                -------------------------------------------
                                  Name:  Clinton S. Lucas
                                  Title:  Vice President

                             FLEET NATIONAL BANK

                             By:  /s/ Richard Seafert
                                -------------------------------------------
                                  Name:  Richard Seafert
                                  Title:  Vice President

                             FLEET BANK N.A.

                             By:  /s/ Richard Seafert
                                -------------------------------------------
                                  Name:  Richard Seafert
                                  Title:  Vice President

                             THE FUJI BANK, LIMITED, NEW YORK BRANCH

                             By:  /s/ Teiji Teramoto
                                -------------------------------------------

                                  Name:  Teiji Teramoto
                                  Title:  Vice President and Manager

                             GULF INTERNATIONAL BANK

                             By:      /s/ Abdel-Fattah Tahoun
                                -------------------------------------------
                                  Name:  Abdel-Fattah Tahoun
                                  Title:  Senior Vice President

                             By:      /s/ Thomas E. Fitzherbert
                                -------------------------------------------
                                  Name:  Thomas E. Fitzherbert
                                  Title:  Vice President

                             THE INDUSTRIAL BANK OF JAPAN, LTD.

                             By:  /s/ Takuya Honjo
                                -------------------------------------------
                                  Name:  Takuya Honjo
                                  Title:  Senior Vice President

                             INTERNATIONALE NEDERLANDEN BANK (U.S.) CAPITAL
                                  CORP.

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             LEHMAN COMMERCIAL PAPER

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             MELLON BANK, N.A.

                             By:  /s/ Joan W. Bird
                                -------------------------------------------
                                  Name:  Joan W. Bird
                                  Title:  Vice President

                             MERITA BANK, LTD.

                      By: /s/
                         -------------------------------------------
                           Name:
                           Title:

                      MERRILL LYNCH PRIME RATE PORTFOLIO
                               By:  Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor

                      By:  /s/ Gilles Marchand
                         -------------------------------------------
                           Name:  Gilles Marchand, CFA
                           Title:  Authorized Signatory

                      MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                      By:  /s/ Gilles Marchand
                         -------------------------------------------
                           Name:  Gilles Marchand, CFA
                           Title:  Authorized Signatory

                      SENIOR HIGH INCOME PORTFOLIO, INC.

                      By:  /s/ Gilles Marchand
                         -------------------------------------------
                           Name:  Gilles Marchand, CFA
                           Title:  Authorized Signatory

                      MITSUBISHI TRUST

                      By:  /s/ Patricia Loret De Mola
                         -------------------------------------------
                           Name:  Patricia Loret De Mola
                           Title:  Senior Vice President

                      THE MITSUI TRUST & BANKING CO., LTD.

                      By:  /s/ Margaret Holloway
                         -------------------------------------------
                           Name:  Margaret Holloway
                           Title:  Vice President and Manager

                      MS SENIOR FUNDING, INC.

                      By: /s/
                         -------------------------------------------
                           Name:
                           Title:

                      NATIONAL WESTMINSTER BANK PLC

                      By:  /s/ W. Wakefield Smith
                         -------------------------------------------

                                  Name:  W. Wakefield Smith
                                  Title:  Vice President

                             NATIONSBANK, N.A.

                             By:  /s/ Michael D. McKay
                                -------------------------------------------
                                  Name:  Michael D. McKay
                                  Title:  Senior Vice President

                             THE NIPPON CREDIT BANK, LTD.

                             By:  /s/ Barry S. Fein
                                -------------------------------------------
                                  Name:  Barry S. Fein
                                  Title:  Assistant Vice President

                             PNC BANK, OHIO, NATIONAL ASSOCIATION

                             By:  /s/ Bruce A. Kintner
                                -------------------------------------------
                                  Name:  Bruce A. Kintner
                                  Title:  Vice President

                             RESTRUCTURED OBLIGATIONS BACKED BY
                                     SENIOR ASSETS B.V.
                             By: Chancellor LGT Senior Secured Management, Inc. as Portfolio Advisor

                             By:      /s/ Stephen M. Alfieri
                                -------------------------------------------
                                  Name:  Christopher E. Jansen
                                  Title:  Managing Director

                             STICHTING RESTRUCTURED OBLIGATIONS
                                      BACKED BY SENIOR ASSETS2 (ROSA2)
                             By:  Chancellor LGT Senior Secured Management, Inc.
                                      as Portfolio Advisor

                             By:      /s/ Stephen M. Alfieri
                                -------------------------------------------
                                  Name:  Stephen M. Alfieri
                                  Title:  Managing Director

                             THE SANWA BANK, LIMITED, NEW YORK BRANCH

                             By:  /s/ Jean-Michel Fatovic
                                -------------------------------------------
                                  Name:  Jean-Michel Fatovic
                                  Title:  Vice President

                             SENIOR DEBT PORTFOLIO
                             By  Boston Management and Research, as
                                      Investment Advisor

                             By:  /s/ Payson F. Swaffield
                                -------------------------------------------
                                  Name:  Payson F. Swaffield
                                  Title:  Vice President

                             SOCIETE GENERALE

                             By:  /s/ E. Bellaiche
                                -------------------------------------------
                                  Name:  E. Bellaiche
                                  Title:  Vice President

                             STAR BANK, N.A.

                             By:  /s/ William J. Goodwin
                                -------------------------------------------
                                  Name:  William J. Goodwin
                                  Title:  Senior Vice President

                             STRATA FUNDING LTD.

                             By: /s/
                                -------------------------------------------
                                  Name:
                                  Title:

                             THE SUMITOMO BANK, LTD. NEW YORK BRANCH

                             By:  /s/ Yoshinori Kawamura
                                -------------------------------------------
                                  Name:  Yoshinori Kawmura
                                  Title:  Joint General Manager, Management

                             THE SUMITOMO TRUST & BANKING
                             CO., LTD., NEW YORK BRANCH

                             By:  /s/ Suraj P. Bhatia
                                -------------------------------------------
                                  Name:  Suraj P. Bhatia
                                  Title:  Manager, Corporate Finance Department

                             SUNTRUST BANK
                             CENTRAL FLORIDA, N.A.

                             By:  /s/ Janet P. Sammons
                                -------------------------------------------
                                  Name:  Janet P. Sammons
                                  Title:  Vice President

                      THE TRAVELER'S INSURANCE COMPANY

                      By: /s/
                         -------------------------------------------
                           Name:
                           Title:

                       UNION BANK OF CALIFORNIA

                       By:  /s/ Timothy P. Sterb
                         -------------------------------------------
                            Name:  Timothy P. Sterb
                            Title:  Vice President

                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                       By:  /s/ Jeffrey W. Maillet
                         -------------------------------------------
                            Name:  Jeffrey W. Maillet
                            Title:  Senior Vice President & Director

                       WACHOVIA BANK OF GEORGIA, N.A.

                       By: /s/
                         -------------------------------------------
                           Name:
                           Title:

                      MASSACHUSETTS MUTUAL LIFE
                         INSURANCE COMPANY

                      By:  /s/ Mark A. Ahmed
                         -------------------------------------------
                           Name:  Mark A. Ahmed
                           Title:  Managing Director

                                     CONSENT

                                                     Dated as of January 6, 1997

                           Each of the undersigned, as a Guarantor under the Guaranty dated as of December 19, 1994 (the "GUARANTY") in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                          BLOOMINGDALE'S, INC.
                          BLOOMINGDALE'S BY MAIL LTD.
                          THE BON, INC.
                          BROADWAY STORES, INC.
                          BULLOCK'S, INC.
                          BURDINES, INC.
                          FEDERATED REAL ESTATE, INC.
                          FEDERATED RETAIL HOLDINGS, INC.
                          LAZARUS, INC.
                          LAZARUS PA, INC.
                          MACY'S CLOSE-OUT, INC.
                          MACY'S EAST, INC.
                          MACY'S REAL ESTATE, INC.
                          MACY'S SPECIALTY STORES, INC.
                          MACY'S WEST, INC.
                          RICH'S DEPARTMENT STORES, INC.
                          STERN'S DEPARTMENT STORES, INC.

                          By:  /s/ Karen M. Hoguet
                             -----------------------------------------------
                               Name:  Karen M. Hoguet
                               Title:  Senior Vice President and Treasurer

                          Address of Chief Executive Office and for Notices:
                          7 West Seventh Street
                          Cincinnati, OH  45202
                               Attention:   Chief Financial Officer
                                            (with a copy to General Counsel)

                                     CONSENT

                                                     Dated as of January 6, 1997

                  Each of the undersigned, as a Pledgor under the Security Agreement dated as of December 19, 1994 (the "SECURITY AGREEMENT") in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Pledgor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                        FEDERATED DEPARTMENT STORES, INC.

                        By:  /s/ Karen M. Hoguet
                             -----------------------------------------------
                             Name:  Karen M. Hoguet
                             Title:  Senior Vice President and Treasurer

                         Address of Chief Executive Office and for Notices:
                         7 West Seventh Street
                         Cincinnati, OH  45202
                         Attention:Chief Financial Officer
                                   (with a copy to General Counsel)

                         FEDERATED RETAIL HOLDINGS, INC.

                         By:  /s/ Karen M. Hoguet
                             -----------------------------------------------
                             Name:  Karen M. Hoguet
                             Title:  Senior Vice President and Treasurer

                         Address of Chief Executive Office and for Notices:
                         7 West Seventh Street
                         Cincinnati, OH  45202
                         Attention: Chief Financial Officer
                                   (with a copy to General Counsel)